UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of The Securities Exchange Act of 1934

(Amendment No. )

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☐	Soliciting Material Under Rule 14a-12

KVH INDUSTRIES, INC.
(Name of Registrant as Specified in Its Charter)

VIEX OPPORTUNITIES FUND, LP – SERIES ONE VIEX SPECIAL OPPORTUNITIES FUND II, LP VIEX GP, LLC VIEX SPECIAL OPPORTUNITIES GP II, LLC VIEX CAPITAL ADVISORS, LLC ERIC SINGER JOHN MUTCH
(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

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PRELIMINARY COPY SUBJECT TO COMPLETION
DATED APRIL 9, 2021

VIEX OPPORTUNITIES FUND, LP – SERIES ONE

___________________, 2021

Dear Fellow Stockholders:

VIEX Opportunities Fund, LP – Series One, part of a series of VIEX Opportunities Fund, LP, a Delaware series limited partnership (“Series One”), and the other participants in this solicitation (collectively, “VIEX” or “we”) are significant stockholders of KVH Industries, Inc., a Delaware corporation (“KVHI” or the “Company”), who beneficially own, in the aggregate, 968,008 shares of common stock, $0.01 par value per share (the “Common Stock”), of the Company, constituting approximately 5.3% of the outstanding shares of Common Stock. We are seeking your support at the 2021 Annual Meeting of Stockholders (the “Annual Meeting”) to elect VIEX’s two highly qualified nominees to the Company’s Board of Directors (the “Board”).

We believe that the Company’s stock value has suffered massive underperformance due to the lack of oversight of a long-tenured Board. We believe that the Board must be refreshed with new, independent directors who also have an owner’s mindset to ensure that the interests of KVHI’s stockholders are adequately represented in the boardroom. If elected, our nominees are committed to working cooperatively with the remaining Board members to explore all opportunities to unlock stockholder value.

The Company has a classified Board. There are currently seven directors serving on the Board. We believe two directors have terms expiring at the Annual Meeting. The attached Proxy Statement and enclosed WHITE proxy card is soliciting proxies to elect only our nominees. Accordingly, the enclosed WHITE proxy card may only be voted for our nominees and does not confer voting power with respect to any of the Company’s director nominees. The names, backgrounds and qualifications of the Company’s nominees, and other information about them, can be found in the Company’s proxy statement. You can only vote for the Company’s director nominees by signing and returning a proxy card provided by the Company. Your vote to elect our nominees will have the legal effect of replacing two incumbent directors with our nominees. If elected, our nominees will constitute a minority on the Board – accordingly, there can be no guarantee that our nominees will be able to implement the actions that they believe are necessary to unlock stockholder value.

We urge you to carefully consider the information contained in the attached Proxy Statement and then support our efforts by signing, dating and returning the enclosed WHITE proxy card today. The attached Proxy Statement and the enclosed WHITE proxy card are first being furnished to the stockholders on or about ____________, 2021.

If you have already voted for the incumbent management slate, you have every right to change your vote by signing, dating and returning a later dated WHITE proxy card or by voting at the Annual Meeting.

If you have any questions or require any assistance with your vote, please contact Saratoga Proxy Consulting LLC, which is assisting us, at its address and toll-free number listed below.

Thank you for your support,

VIEX Opportunities Fund, LP – Series One
Eric Singer

PRELIMINARY COPY SUBJECT TO COMPLETION
DATED APRIL 9, 2021

2021 ANNUAL MEETING OF STOCKHOLDERS
OF
KVH INDUSTRIES, Inc.
_________________________

PROXY STATEMENT
OF
VIEX OPPORTUNITIES FUND, LP – sERIES ONE
_________________________

PLEASE SIGN, DATE AND MAIL THE ENCLOSED WHITE PROXY CARD TODAY

VIEX Opportunities Fund, LP – Series One, a series of VIEX Opportunities Fund, LP, a Delaware series limited partnership (“Series One” or the “Nominating Stockholder”), VIEX Special Opportunities Fund II, LP (“VSO II”), VIEX GP, LLC (“VIEX GP”), VIEX Special Opportunities GP II, LLC (“VSO GP II”), VIEX Capital Advisors, LLC (“VIEX Capital”) and Eric Singer (collectively, “VIEX” or “we”) are significant stockholders of KVH Industries, Inc., a Delaware corporation (“KVHI” or the “Company”), who beneficially own in the aggregate 968,008 shares of common stock, par value $0.01 per share (the “Common Stock”), of the Company, representing approximately 5.3% of the Company’s outstanding shares of Common Stock.

We believe that change on the Board of Directors of the Company (the “Board”) is necessary to ensure that the Company is being run in a manner consistent with stockholders’ best interests. We have nominated two highly-qualified independent directors for election as Class I Directors to the Board at the Company’s Annual Meeting of Stockholders scheduled to be held on __________, 2021 at _:___ _.m., Eastern Standard Time, at _____________ (including any adjournments or postponements thereof and any meeting which may be called in lieu thereof, the “Annual Meeting”), for the following:

1.	To elect Series One’s two director nominees, Eric Singer and John Mutch (the “Nominees”), to the Board as directors to hold office until the 2024 Annual Meeting of Stockholders (the “2024 Annual Meeting”) and until their respective successors have been duly elected and qualified;
2.	To approve, in a non-binding “say on pay” vote, the Company’s named executive officer compensation;
3.	To ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for 2021; and
4.	To transact such other business as may properly come before the Annual Meeting or any adjournment or postponements thereof.

This Proxy Statement and the enclosed WHITE proxy card are first being furnished to stockholders on or about ___________, 2021.

The Company has a classified Board, which is currently divided into three (3) classes. Based on publicly available information, we believe that the terms of the two (2) Class I directors will expire at the Annual Meeting. We are seeking your support at the Annual Meeting to elect our two (2) Nominees in opposition to the Company’s two (2) director nominees with terms expiring at the 2024 Annual Meeting. Accordingly, the enclosed WHITE proxy card may only be voted for our Nominees and does not confer voting power with respect to any of the Company’s director nominees. See the “Voting and Proxy Procedures” section of this Proxy Statement for additional information. You can only vote for the Company’s director nominees by signing and returning a proxy card provided by the Company. Stockholders should refer to the Company’s proxy statement for the names, backgrounds, qualifications, and other information concerning the Company’s nominees. If elected, our Nominees will constitute a minority on the Board and there can be no guarantee that our Nominees will be able to implement any actions that they may believe are necessary to unlock stockholder value.

As of the date hereof, VIEX collectively owns an aggregate of 968,008 shares of Common Stock. VIEX intends to vote their shares FOR the election of the Nominees, ABSTAIN from the non-binding “say on pay” vote to approve the named executive officer compensation, and FOR the ratification of Grant Thornton LLP as the Company’s independent registered public accounting firm for 2021.

The Company has set the close of business on ______, 2021 as the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting (the “Record Date”). The mailing address of the principal executive offices of the Company is 50 Enterprise Center, Middletown, RI 02842. Stockholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting. According to the Company, as of the Record Date, there were ______ shares of Common Stock outstanding.

THIS SOLICITATION IS BEING MADE BY VIEX AND NOT ON BEHALF OF THE BOARD OF DIRECTORS OR MANAGEMENT OF THE COMPANY. WE ARE NOT AWARE OF ANY OTHER MATTERS TO BE BROUGHT BEFORE THE ANNUAL MEETING OTHER THAN AS SET FORTH IN THIS PROXY STATEMENT. SHOULD OTHER MATTERS, WHICH VIEX IS NOT AWARE OF A REASONABLE TIME BEFORE THIS SOLICITATION, BE BROUGHT BEFORE THE ANNUAL MEETING, THE PERSONS NAMED AS PROXIES IN THE ENCLOSED WHITE PROXY CARD WILL VOTE ON SUCH MATTERS IN OUR DISCRETION.

VIEX URGES YOU TO SIGN, DATE AND RETURN THE WHITE PROXY CARD IN FAVOR OF THE ELECTION OF THE NOMINEE.

IF YOU HAVE ALREADY SENT A PROXY CARD FURNISHED BY COMPANY MANAGEMENT OR THE BOARD, YOU MAY REVOKE THAT PROXY AND VOTE ON EACH OF THE PROPOSALS DESCRIBED IN THIS PROXY STATEMENT BY SIGNING, DATING AND RETURNING THE ENCLOSED WHITE PROXY CARD. THE LATEST DATED PROXY IS THE ONLY ONE THAT COUNTS. ANY PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE ANNUAL MEETING BY DELIVERING A WRITTEN NOTICE OF REVOCATION OR A LATER DATED PROXY FOR THE ANNUAL MEETING OR BY VOTING IN PERSON AT THE ANNUAL MEETING.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting—This Proxy Statement and our WHITE proxy card are available at _______

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IMPORTANT

Your vote is important, no matter how many or few shares of Common Stock you own. VIEX urges you to sign, date, and return the enclosed WHITE proxy card today to vote FOR the election of the Nominee and in accordance with VIEX’s recommendations on the other proposals on the agenda for the Annual Meeting.

•	If your shares of Common Stock are registered in your own name, please sign and date the enclosed WHITE proxy card and return it to VIEX, c/o Saratoga Proxy Consulting LLC (“Saratoga”), in the enclosed postage-paid envelope today.
•	If your shares of Common Stock are held in a brokerage account or bank, you are considered the beneficial owner of the shares of Common Stock, and these proxy materials, together with a WHITE voting form, are being forwarded to you by your broker or bank. As a beneficial owner, you must instruct your broker, trustee or other representative how to vote. Your broker cannot vote your shares of Common Stock on your behalf without your instructions.
•	Depending upon your broker or custodian, you may be able to vote either by toll-free telephone or by the Internet. Please refer to the enclosed voting form for instructions on how to vote electronically. You may also vote by signing, dating and returning the enclosed voting form.

Since only your latest dated proxy card will count, we urge you not to return any proxy card you receive from the Company. Even if you return the management proxy card marked “withhold” as a protest against the incumbent directors, it will revoke any proxy card you may have previously sent to us. Remember, you can vote for our Nominee only on our WHITE proxy card. So please make certain that the latest dated proxy card you return is the WHITE proxy card.

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If you have any questions, require assistance in voting your WHITE proxy card,

or need additional copies of VIEX’s proxy materials,

please contact:

Stockholders call toll-free at (888) 368-0379

Email: info@saratogaproxy.com

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Background to the Solicitation

The following is a chronology of material events leading up to this proxy solicitation:

•	Mr. Singer has attended many Company presentations and earning calls over the past several years.
•	In January 2019, VIEX began building its stockholder position in KVHI based on its evaluation of the Company’s publicly available information and its belief that the stock was undervalued.
•	On November 6, 2020, Mr. Singer spoke to Brent Bruun, interim Chief Financial Officer and Chief Operating Officer, to discuss the Company’s long-term financial underperformance and the metrics the Company uses to measure its success in how it allocates costs to different business units. Mr. Singer had requested that Chief Executive Officer, Martin A. Kits van Heyningen be present as well, but he did not attend the meeting.
•	On January 14, 2021, Series One submitted a notice of nomination nominating the Nominees for election to the Board at the Annual Meeting.
•	On January 18, 2021, Mr. Singer spoke to Mr. Kits van Heyningen to inform him of Series One’s nomination of the Nominees and to express his views that the Nominees could help improve the Company’s performance.
•	On March 4, 2021, VIEX issued an open letter to stockholders announcing that it had nominated two highly qualified candidates for election to the Board. VIEX stated in the open letter that it had nominated the Nominees because of its deep concerns with the Company’s poor corporate governance, long tenured Board and poor stock price performance.
•	On March 5, 2021, Series One received a letter from the Company requesting additional information from the Nominees (the “March 5 Letter”) purportedly required under the Company’s Bylaws.
•	On March 12, 2021, counsel to Series One responded to the March 5 Letter (the “March 12 Letter”) indicating that the Nominees would respond to all reasonable requests in a timely manner.
•	On March 16, 2021, counsel to Series One received a letter from counsel to the Company concerning the March 12 Letter (the “March 16 Letter”) stating that it requested a response from the Nominees in a more expeditious manner.
•	On March 26, 2021, Series One sent a letter to the independent directors of the Board responding to the March 16 Letter. In the letter, Series One argued that the Nominees would not be responding to the information requests because it viewed the requests in the March 5 Letter as not reasonable or relevant and serving no purpose but to harass and intimidate the Nominees.

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REASONS FOR THE SOLICITATION

VIEX has nominated two highly qualified directors because we are deeply concerned by the Company's prolonged stock price underperformance, poor corporate governance, and staleness of the Board that has failed, in our view, to hold management accountable for the Company’s poor performance.

The Board has overseen poor total shareholder returns over multiple periods

Despite a recent uptick earlier this year, KVHI’s stockholder value has historically underperformed its peers under the incumbent Board’s oversight. The Company’s total shareholder returns (TSR) were negative over the past ten-year period and have significantly lagged behind market and industry peers’ growth over the past one-, three- and five-year periods. The even longer term performance over the past ten- and fifteen-year periods puts in bold the underperformance of KVHI under the leadership of this Board. Over each period, KVHI has significantly trailed the Russell 2000 Index, the Russell 30000 Index and the Russell 2000 Utilities: Telecommunications Index:

Total Shareholder Returns

	KVHI	Russell 2000 Index	Russell 3000 Index	Russell 2000 Utilities: Telecommunications Index
1-year	8.70%	27.39%	22.80%	36.74%
3-year	9.00%	39.43%	49.54%	29.50%
5-year	41.22%	114.06%	123.26%	66.77%
10-year	-7.22%	307.20%	333.75%	162.73%
15-year	11.27%	272.28%	310.45%	N/A

 Source: Bloomberg
TSR as of 1/14/2021 (date VIEX delivered its notice of nomination)

We believe that the large increase in the number of KVHI shares outstanding, over a relatively short period of time, has contributed to the Company’s poor TSR. As disclosed in KVHI’s Annual Report for fiscal year 2015, filed with the Securities and Exchange Commission (the “SEC”) on March 16, 2016, the Company had 16,168,380 shares of Common Stock outstanding as of March 11, 2016. This figure climbed to 18,429,840 shares of Common Stock outstanding as of February 22, 2021, as disclosed in KVHI’s Annual Report for fiscal year 2020, filed with the SEC on March 3, 2021 (the “2020 Annual Report”). This represents an approximate 14% dilution over a mere five years.

We believe the Company’s poor corporate governance has also contributed to its poor TSR

The Company maintains several defensive corporate governance tactics that have permitted the Board to entrench itself and become stale. We believe immediate Board refreshment is required to address these defensive mechanics, which include the following:

➢	Classified Board. The Company has a classified Board, with only two Class I directors to be considered for election at the Annual Meeting – dampening stockholders’ voice at any one meeting.
➢	Combined Chairman/CEO. Martin Kits van Heyningen serves as both the Chairman of the Board and the CEO. In our view, combining these positions negatively affects the independence of the Board and ability of the stockholders to hold the Chairman accountable.
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➢	No Action by Written Consent. KVHI’s amended and restated by-laws (the “Bylaws”) flatly prohibit stockholders from taking or approving any action by written consent, thereby requiring all actions to be taken or approved at a duly constituted annual or special meeting and increasing the overall cost and expense of such actions to the Company’s stockholders.
➢	Supermajority Vote to Amend Bylaws. Any amendment or repeal of the provisions of the Bylaws governing the Board requires the affirmative vote of the holders of an incredible 75% of the Company’s outstanding stock – deterring any effort to address these provisions.
➢	Board Includes Two Insiders. Just a mere three years after the conclusion of over thirty years of service to the Company, the Board appears to have recently determined that James Dodez is now an “independent director” to appoint him to the Nominating and Corporate Governance Committee and the Audit Committee in August 2020. Not only do we find that this close reading of the NASDAQ independent director definition is unlikely to be accurate in Mr. Dodez’s case, but there seems no reason to have two effective insiders in the Boardroom, particularly in light of the Company’s dismal stockholder performance.

We believe that these governance provisions and actions are an improper use of the Company’s corporate machinery to insulate the incumbent Board and that a refreshed Board would be better equipped to address these issues and drive greater stockholder returns.

We are deeply concerned by the Board’s lack of apparent oversight

The Company reported losses from operations for fiscal years 2018, 2019 and 2020 of approximately $54,679,000 in the aggregate. Despite, the Company experiencing large losses from operations, the Board only met five times in each of fiscal years 2018 and 2019, and we expect the same trend will be disclosed for fiscal year 2020. We would expect the Board of a company experiencing high levels of operating losses to meet more frequently and be highly attuned to the operations of the company. In light of the Company’s poor operational performance, the Board does not appear to be asking accountability laden questions or regularly engaged in the oversight of KVHI’s management.

We have concerns with the two Class I Directors’ independence in light of their long tenures

As shown below, the two Class I Directors, who will be considered for election at the Annual Meeting both have almost 25 year tenures on the Board. In addition, both Class I Directors serve on the Nominating and Corporate Governance Committee, with Mr. Ain serving as the Chairman of such committee. We believe they have neglected their duties to continuously evaluate the Board’s composition given the average tenure of the Board is 16 years and the fact that they have permitted effectively two insiders to remain on the Board. In addition, the interests of the Class I Directors do not appear to be aligned with those of the Company’s stockholder. Based on public filings, both Class I Directors hold less than 1% of the Company’s outstanding shares of Common Stock. The time for refreshment is now.

Name	Committee Positions	Age	Tenure	Beneficial Ownership
Mark S. Ain	Chairman of the Compensation Committee (since 1997) Chairman of the Nominating and Corporate Governance Committee (since February 2015; member since 2004) Audit Committee Member (since 2000)	77	24 years	163,246
Stanley K. Honey	Nominating and Corporate Governance Committee Member (since 2004) Audit Committee Member (from 1997 to 2003 and reappointed in 2011)	65	24 Years	166,875

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VIEX’s Nominees Possess the Backgrounds, Experience and Fresh Perspectives Needed to Maximize Value for KVHI’s Stockholders

VIEX believes that Board refreshment is long overdue, and an infusion of fresh directors with new perspectives must occur at the Annual Meeting. Our director candidates have an owner’s mindset and their interests are aligned with stockholders. In particular, Mr. Singer is a significant stockholder of the Company with real capital at risk, not just minimal holdings. Our director candidates also have a clear vision for working collaboratively with the other Board members to try to unlock the intrinsic value of KVHI’s portfolio for all stockholders. Our Nominees will bring a much needed stockholder’s perspective into the boardroom, as well as extensive public company board and technology sector experience.

Our Nominees are as follows:

John Mutch is a seasoned operating executive and investor in the technology industry with over 30 years of public and private company operating and investing experience with a long, sustained track record of creating stockholder value and extensive executive management experience. Mr. Mutch serves as managing partner of MV Advisors LLC (“MV Advisors”), a strategic block investment firm that provides focused investment and strategic guidance to small and mid-cap technology companies. Previously, Mr. Mutch served as President, CEO and Chairman of the Board of Directors of BeyondTrust Software, a privately-held security software company. He also served as President and CEO of both Peregrine Systems and HNC Software, an enterprise analytics software provider. Mr. Mutch currently serves as a member of the Board of Directors of Agilysys, Inc., and as the Chairman of the Board of Aviat Networks and previously served as a director of Maxwell Technologies, Inc., YuMe, Inc., Steel Excel Inc., Phoenix Technology, Edgar Online, Aspyra, Inc., Overland Storage, Inc. and Brio Software, Inc.

Eric Singer has demonstrated financial expertise and significant experience serving as a director of various technology companies. Mr. Singer serves as the managing member of each of VIEX GP, VSO GP II and VIEX Capital. Currently, Mr. Singer serves on the board of directors of A10 Networks, an application controller and firewall cloud security company, where he has served as Lead Independent Director since September 2020, and Immersion Corporation, a premier licensing company focused on the creation, design, development, and licensing of innovative haptic technologies, where he has served as Executive Chairman since August 2020. Previously, Mr. Singer served as chairman of the board of directors of RhythmOne plc, YuMe, Inc. and Sigma Designs, Inc., and as a director of Quantum Corporation, Support.com, Numerex Corp., TigerLogic Corporation, IEC Electronics, Meru Networks, Inc., PLX Technology, Inc. and Zilog Corporation.

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PROPOSAL NO. 1

ELECTION OF DIRECTORS

The Company currently has a classified Board, which is divided into three (3) classes. The directors in each class are elected for terms of three (3) years so that the term of office of one (1) class of directors expires at each annual meeting of stockholders. Based on publicly available information, we believe the terms of two (2) Class I directors will expire at the Annual Meeting. We are seeking your support at the Annual Meeting to elect our two (2) Nominees, John Mutch and Eric Singer, in opposition to the Company’s two (2) Class I director nominees with terms ending in 2024.

This Proxy Statement and enclosed WHITE proxy card is soliciting proxies to elect only our nominees and does not confer voting power with respect to any of the Company’s director nominees. Your vote to elect our Nominees will have the legal effect of replacing two (2) of the Company’s director nominees with our Nominees. If elected, our Nominees will represent a minority of the members of the Board, and therefore it is not guaranteed that they can implement the actions that they believe are necessary to enhance stockholder value. There is no assurance that any incumbent director will serve as a director if our Nominees are elected to the Board. You should refer to the Company's proxy statement for the names, background, qualifications and other information concerning the Company's nominees.

THE NOMINEES

The following information sets forth the name, age, business address, present principal occupation, and employment and material occupations, positions, offices, or employments for the past five years of the Nominees. The nominations were made in a timely manner and in compliance with the applicable provisions of the Company’s governing instruments. The specific experience, qualifications, attributes and skills that led us to conclude that the Nominee should serve as a director of the Company is set forth above in the section entitled “Reasons for the Solicitation” and below. This information has been furnished to us by the Nominee. All of the Nominees are citizens of the United States of America.

John Mutch, age 64, has served as managing partner of MV Advisors LLC (“MV Advisors”), a strategic block investment firm that provides focused investment and strategic guidance to small and mid-cap technology companies, since founding the firm in December 2005. From December 2008 to January 2014, Mr. Mutch served as President, CEO and Chairman of the Board of Directors of BeyondTrust Software, a privately-held security software company. Prior to founding MV Advisors, in March 2003, Mr. Mutch was appointed by the U.S. Bankruptcy court to the board of directors of Peregrine Systems, Inc. (formerly NSADAQ: PRGN) (“Peregrine Systems”), a provider of enterprise asset and service management solutions, where he assisted the company in a bankruptcy work-out proceeding and was named President and Chief Executive Officer in July 2003. Prior to running Peregrine Systems, Mr. Mutch served as President, Chief Executive Officer and as a member of the board of directors of HNC Software, Inc. (formerly NASDAQ: HNCS), an enterprise analytics software provider. Earlier in his career, Mr. Mutch spent seven years at Microsoft Corporation (NASDAQ: MSFT), a multinational technology company, in a variety of executive sales and marketing positions. Mr. Mutch has served as Chairman of the board of directors of Aviat Networks, Inc. (NASDAQ: AVNW), a global provider of microwave networking solutions, since February 2015, and has served on the board of directors since January 2015, and has served on the board of directors of Agilysys, Inc. (NASDAQ: AGYS), a provider of information technology solutions, since March 2009. Previously, Mr. Mutch served on the board of directors of Maxwell Technologies, Inc. (formerly NASDAQ: MXWL), a manufacturer of energy storage and power delivery solutions for automotive, heavy transportation, renewable energy, backup power, wireless communications and industrial and consumer electronics applications, from April 2017 to May 2019, YuMe, Inc. (NYSE: YUME), a provider of digital video brand advertising solutions, from July 2017 to February 2018, at which time the company was acquired by RhythmOne plc (LON: RTHM), a technology-enabled digital media company, and Mr. Mutch continued serving as a director on the RhythmOne plc board of directors until January 2019, and Steel Excel Inc. (formerly OTCPK: SXCL), a provider of drilling and production services to the oil and gas industry and a provider of event-based sports services and other health-related services, from 2007 to May 2016. In addition, Mr. Mutch previously served on the boards of directors of Phoenix Technologies Ltd. (formerly NASDAQ: PTEC), a leader in core systems software products, services and embedded technologies, Edgar Online, Inc. (formerly NASDAQ: EDGR), a provider of financial data, analytics and disclosure management solutions, Aspyra, Inc. (OTCMKTS: APYI, formerly AMEX: APY), a provider of clinical and diagnostic information systems for the healthcare industry, Overland Storage, Inc. (formerly NASDAQ: OVRL), a provider of unified data management and data protection solutions, and Brio Software, Inc. (formerly NASDAQ: BRYO), a provider of business intelligence software. Mr. Mutch received a Bachelor of Science degree from Cornell University and a Masters of Business Administration from the University of Chicago.

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The Nominating Stockholder believes that Mr. Mutch brings extensive experience as a long tenured executive in the technology sector and as a director at several public companies in the technology sector. In addition, he is or has been a member of the audit committee of various public and private companies and possesses a range of financial expertise that make him well qualified to serve on the Board.

Eric Singer, age 47, has served as the managing member of each of VIEX GP, the general partner of Series One, VSO GP II, the general partner of VSO II, and VIEX Capital, the investment manager of Series One and VSO II, since May 2014. The principal business of Series One and VSO II is investing in securities. Since July 2019, Mr. Singer has served as a director of A10 Networks (NYSE: ATEN), an application controller and firewall cloud security company, and has served as Lead Independent Director since September 2020. Since March 2020, Mr. Singer has served as a director of Immersion Corporation (NASDAQ: IMMR), a premier licensing company focused on the creation, design, development, and licensing of innovative haptic technologies, and has served as Executive Chairman since August 2020. Previously, Mr. Singer served as a director of Quantum Corporation (NASDAQ: QMCO), a data lifecycle solutions provider from November 2017 to November 2019. Mr. Singer also served as chairman of the board of directors of RhythmOne plc (LON: RTHM), a technology-enabled digital media company, from February 2018 (after its acquisition of YuMe, Inc. (NYSE: YUME), a provider of brand video advertising software and audience data) until the sale of RhythmOne plc in April 2019. Mr. Singer was a director of YuMe, Inc. from June 2016 to February 2018, and served as chairman of its board beginning in November 2016. Mr. Singer served on the board of Support.com (NASDAQ:SPRT), a leading provider of tech support and turnkey support center services, from June 2016 to March 2019. Mr. Singer previously served as a director of Numerex Corp. (NASDAQ: NMRX), a provider of managed machine-to-machine (M2M) enterprise solutions enabling the internet of Things (IoT), from March 2016 until its sale in December 2017, TigerLogic Corporation (NASDAQ: TIGR), a global provider in engagement solutions, from January 2015 until December 2016, IEC Electronics, an electronic manufacturing services provider to advanced technology companies, from February 2015 to August 2017, Meru Networks, Inc. (NASDAQ: MERU), a Wi-Fi network solutions company, from January 2014 until January 2015, PLX Technology, Inc. (NASDAQ: PLXT), a semiconductor company, from December 2013 until its sale in August 2014, Sigma Designs, Inc. (NASDAQ: SIGM), a semiconductor company, from August 2012 until December 2013, including as its Chairman of the board of directors from January 2013 until December 2013, and Zilog Corporation (NASDAQ: ZILG) a microcontroller company from August 2008 until its sale in February of 2010. Mr. Singer received a Bachelor of Arts degree from Brandeis University.

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The Nominating Stockholder believes that Mr. Singer’s extensive public company board experience in the technology sector, significant financial and investment expertise, and his stockholder mindset make him well qualified to serve on the Board.

The principal business address of Mr. Mutch is 1735 W. Pebble Road, Las Vegas, Nevada 89123. The principal business address of Mr. Singer is 323 Sunny Isles Blvd, Suite 700, Sunny Isles Beach, Florida 33160.

As of the date hereof, Mr. Singer does not directly own any securities of the Company and has not entered into any transactions in securities of the Company during the past two years. Mr. Singer, as the managing member of VIEX GP, the general partner of Series One, VSO GP II, the general partner of VSO II, and VIEX Capital, the investment manager of Series One and VSO II, may be deemed to beneficially own the (i) 700,350 shares of Common Stock beneficially owned directly by Series One and (ii) 267,658 shares of Common Stock beneficially owned directly by VSO II. For information regarding transactions in securities of the Company during the past two years by Series One and VSO II, please see Schedule I.

As of the date hereof, Mr. Mutch does not beneficially own any securities of the Company and has not entered into any transactions in the securities of the Company during the past two years.

Each Nominee may be deemed to be a member of a “group” with the other Participants for the purposes of Section 13(d)(3) of the Exchange Act, and such group may be deemed to beneficially own the 968,008 shares of Common Stock beneficially owned in the aggregate by all of the Participants. Each Nominee disclaims beneficial ownership of the shares of Common Stock that he does not directly own.

VIEX believes that each Nominee presently is, and if elected as a director of the Company, each of the Nominees would be, an “independent director” within the meaning of (i) applicable NASDAQ listing standards applicable to board composition, including Rule 5605(a)(2), and (ii) Section 301 of the Sarbanes-Oxley Act of 2002. Notwithstanding the foregoing, the Series One acknowledges that no director of a NASDAQ listed company qualifies as “independent” under the NASDAQ listing standards unless the board of directors affirmatively determines that such director is independent under such standards. Accordingly, VIEX acknowledges that if any Nominee is elected, the determination of the Nominee’s independence under the NASDAQ listing standards ultimately rests with the judgment and discretion of the Board. No Nominee is a member of the Company’s compensation, nominating or audit committee that is not independent under any such committee’s applicable independence standards.

VIEX Capital has signed a letter agreement, pursuant to which it has agreed to indemnify Mr. Mutch against claims arising from the solicitation of proxies from the Company’s stockholders in connection with the Annual Meeting and any related transactions.

The Participants have entered into a Group Agreement (the “Group Agreement”) pursuant to which, among other things, the parties agreed (a) to solicit proxies for the election of the Nominees at the Annual Meeting, (b) that Mr. Mutch would not enter into any transactions in the securities of the Company without the prior written consent of VIEX and (c) that VIEX would bear all expenses incurred in connection with the Participants’ activities, including approved expenses incurred by any of the parties in connection with the Solicitation, subject to certain limitations.

Mr. Mutch has granted Eric Singer power of attorney to execute certain SEC filings and other documents in connection with the solicitation.

11

Other than as stated herein, and except for the compensation that may be received by Mr. Singer as managing member of each of VIEX GP, VSO GP II, and VIEX Capital, there are no arrangements or understandings between the members of VIEX and the Nominees or any other person or persons pursuant to which the nomination of the Nominees described herein are to be made, other than the consent by each of the Nominees to be named in this Proxy Statement and to serve as a director of the Company if elected as such at the Annual Meeting. None of the Nominees is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries in any material pending legal proceedings.

We do not expect that any of the Nominees will be unable to stand for election, but, in the event any Nominee is unable to serve or for good cause will not serve, the shares of Common Stock represented by the enclosed WHITE proxy card will be voted for substitute nominee(s), to the extent this is not prohibited under the Bylaws and applicable law. In addition, we reserve the right to nominate substitute person(s) if the Company makes or announces any changes to the Bylaws or takes or announces any other action that has, or if consummated would have, the effect of disqualifying each of the Nominees, to the extent this is not prohibited under the Bylaws and applicable law. In any such case, we would identify and properly nominate such substitute nominee(s) in accordance with the Bylaws and shares of Common Stock represented by the enclosed WHITE proxy card will be voted for such substitute nominee(s). We reserve the right to nominate additional person(s), to the extent this is not prohibited under the Bylaws and applicable law, if the Company increases the size of the Board above its existing size or increases the number of directors whose terms expire at the Annual Meeting. Additional nominations made pursuant to the preceding sentence are without prejudice to the position of Series One that any attempt to increase the size of the current Board or to reconstitute or reconfigure the classes on which the current directors serve, constitutes an unlawful manipulation of the Company’s corporate machinery. In the event VIEX nominates a substitute and/or additional nominee, as applicable, prior to the Annual Meeting, it will file an amended proxy statement identifying such nominee, disclosing whether such nominee has consented to being named in the revised proxy statement and to serve as a director of the Corporation if elected, and otherwise disclose such other information required by applicable law.

WE URGE YOU TO VOTE “FOR” THE ELECTION OF THE NOMINEE ON THE ENCLOSED WHITE PROXY CARD.

12

PROPOSAL NO. 2

ADVISORY APPROVAL OF THE COMPANY’S NAMED EXECUTIVE OFFICER COMPENSATION

As discussed in further detail in the Company’s proxy statement, the Company is asking stockholders to indicate their support for the compensation of the Company’s executive officers. This proposal, commonly known as a “say-on-pay” proposal, is not intended to address any specific item of compensation, but rather the overall compensation of the Company’s executive officers and the philosophy, policies and practices described in the Company’s proxy statement. Accordingly, the Company is asking stockholders to vote for the following resolution:

RESOLVED: That the stockholders of KVH Industries, Inc. hereby approve, on an advisory basis, the compensation of the corporation's named executive officers, as described in the executive compensation tables and the accompanying narrative disclosure set forth in the corporation's proxy statement for the 2021 annual meeting of stockholders.

According to the Company’s proxy statement, approval of this proposal requires the affirmative vote of the holders of a majority of the votes cast on the proposal at the Annual Meeting.

As disclosed in the Company’s proxy statement, the stockholder vote on the say-on-pay proposal is an advisory vote only, and is not binding on the Company, the Board or the Compensation Committee or creating or implying any additional fiduciary duty for any of them. However, as disclosed in the Company’s proxy statement, the Compensation Committee and the Board of Directors will consider the outcome of the vote when making future compensation decisions for named executive officers.

WE MAKE NO RECOMMENDATION WITH RESPECT TO THE SAY-ON-PAY PROPOSAL AND INTEND TO “ABSTAIN” FROM VOTING OUR SHARES WITH RESEPCT TO THIS PROPOSAL.

13

PROPOSAL NO. 3

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2021

As discussed in further detail in the Company’s proxy statement, the Company’s Audit Committee has appointed Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021 and is proposing that stockholders ratify such appointment. The Company is submitting the appointment of Grant Thornton LLP for ratification of the stockholders at the Annual Meeting.

WE MAKE NO RECOMMENDATION WITH RESPECT TO THIS PROPOSAL AND INTEND TO VOTE OUR SHARES “FOR” THIS PROPOSAL.

14

VOTING AND PROXY PROCEDURES

Stockholders are entitled to one vote for each share of Common Stock held of record on the Record Date with respect to each matter to be acted on at the Annual Meeting. Only stockholders of record on the Record Date will be entitled to notice of and to vote at the Annual Meeting. Stockholders who sell their shares of Common Stock before the Record Date (or acquire them without voting rights after the Record Date) may not vote such shares. Stockholders of record on the Record Date will retain their voting rights in connection with the Annual Meeting even if they sell such shares after the Record Date. Based on publicly available information, VIEX believes that the only outstanding class of securities of the Company entitled to vote at the Annual Meeting is the Common Stock.

Shares of Common Stock represented by properly executed WHITE proxy cards will be voted at the Annual Meeting as marked and, in the absence of specific instructions, will be voted FOR the election of the Nominees, ABSTAIN from the advisory vote to approve the named executive officer compensation, FOR the ratification of Grant Thornton LLP as the Company’s independent registered public accounting firm for 2021, and in the discretion of the persons named as proxies on all other matters as may properly come before the Annual Meeting, as described herein.

Based on publicly available information, we believe the current Board intends to nominate two (2) candidates for election as Class I directors at the Annual Meeting. Accordingly, the enclosed WHITE proxy card may only be voted for our Nominees and does not confer voting power with respect to the Company’s nominees. The names, backgrounds and qualifications of the Company’s nominees, and other information about them, can be found in the Company’s proxy statement. In the event that some of the Nominees are elected, there can be no assurance that the Company nominee(s) who get the most votes and are elected to the Board will choose to serve as on the Board with the Nominees who are elected.

QUORUM; BROKER NON-VOTES; DISCRETIONARY VOTING

A quorum is the minimum number of shares of Common Stock that must be represented at a duly called meeting in person or by proxy in order to legally conduct business at the meeting. The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the shares of the Common Stock issued and outstanding and entitled to vote at the Annual Meeting on the Record Date will constitute a quorum for the transaction of business.

Abstentions are counted as present and entitled to vote for purposes of determining a quorum. Shares represented by “broker non-votes” also are counted as present and entitled to vote for purposes of determining a quorum. However, if you hold your shares in “street name” and do not provide voting instructions to your broker, your shares will not be voted on any proposal on which your broker does not have discretionary authority to vote (a “broker non-vote”).

If you are a beneficial owner, your broker will vote your shares pursuant to your instructions, and those shares will count in the determination of a quorum. Brokers do not have discretionary authority to vote on any of the proposals at the Annual Meeting.  Accordingly, unless you vote via proxy card or provide instructions to your broker, your shares of Common Stock will count for purposes of attaining a quorum, but will not be voted on those proposals.

VOTES REQUIRED FOR APPROVAL

Election of Directors ─ According to the Company’s proxy statement, directors will be elected pursuant to a plurality voting standard, which means that the two nominees for director receiving the highest number of “FOR” votes will be elected as directors of the Company. Neither an abstention nor a “broker non-vote” will count as a vote cast “FOR” a director nominee. Therefore, abstentions and “broker non-votes” will have no direct effect on the outcome of the election of directors.

15

Advisory Vote on Executive Compensation ─ According to the Company’s proxy statement, although the vote is non-binding, assuming that a quorum is present, the advisory vote on executive compensation will be approved if the holders of the majority of the votes properly cast of shares present and entitled to vote on the matter approve the Company’s resolution on executive compensation. The Company has indicated that abstentions and broker non-votes will have no direct effect on the outcome of this proposal.

Ratification of the Selection of Accounting Firm ─ According to the Company’s proxy statement, assuming that a quorum is present, the appointment of Grant Thornton LLP will be deemed to have been ratified if the holders of the majority of the votes properly cast of shares present and entitled to vote on the matter vote in favor of ratification. The Company has indicated that abstentions and broker non-votes will have no direct effect on the outcome of this proposal.

If you sign and submit your WHITE proxy card without specifying how you would like your shares voted, your shares will be voted in accordance with Series One’s recommendations specified herein and in accordance with the discretion of the persons named on the WHITE proxy card with respect to any other matters that may be voted upon at the Annual Meeting.

REVOCATION OF PROXIES

Stockholders of the Company may revoke their proxies at any time prior to exercise by attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy), by voting again by telephone or through the Internet, by delivering a written notice of revocation, or by signing and delivering a subsequently dated proxy which is properly completed. The revocation may be delivered either to VIEX in care of Saratoga at the address set forth on the back cover of this Proxy Statement or to the Company at 50 Enterprise Center, Middletown, Rhode Island 02842 or any other address provided by the Company. Although a revocation is effective if delivered to the Company, we request that either the original or photostatic copies of all revocations be mailed to VIEX in care of Saratoga at the address set forth on the back cover of this Proxy Statement so that we will be aware of all revocations and can more accurately determine if and when proxies have been received from the holders of record on the Record Date of a majority of the outstanding shares of Common Stock. Additionally, Saratoga may use this information to contact stockholders who have revoked their proxies in order to solicit later dated proxies for the election of the Nominee.

IF YOU WISH TO VOTE FOR THE ELECTION OF THE NOMINEES TO THE BOARD, PLEASE SIGN, DATE AND RETURN PROMPTLY THE ENCLOSED WHITE PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED.

16

SOLICITATION OF PROXIES

The solicitation of proxies pursuant to this Proxy Statement is being made by VIEX. Proxies may be solicited by mail, facsimile, telephone, Internet, in person and by advertisements.

VIEX has entered into an agreement with Saratoga for solicitation and advisory services in connection with this solicitation, for which Saratoga will receive a fee not to exceed $[_____], together with reimbursement for its reasonable out-of-pocket expenses, and will be indemnified against certain liabilities and expenses, including certain liabilities under the federal securities laws. Saratoga will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders. VIEX has requested banks, brokerage houses and other custodians, nominees and fiduciaries to forward all solicitation materials to the beneficial owners of the shares of Common Stock they hold of record. VIEX will reimburse these record holders for their reasonable out-of-pocket expenses in so doing. It is anticipated that Saratoga will employ approximately [__] persons to solicit stockholders for the Annual Meeting.

The entire expense of soliciting proxies is being borne by VIEX. Costs of this solicitation of proxies are currently estimated to be approximately $[_____] (including, but not limited to, fees for attorneys, solicitors and other advisors, and other costs incidental to the solicitation). VIEX estimates that through the date hereof its expenses in connection with this solicitation are approximately $[_____]. VIEX may seek reimbursement from the Company of all expenses it incurs in connection with this solicitation but does not intend to submit the question of such reimbursement to a vote of security holders of the Company.

ADDITIONAL PARTICIPANT INFORMATION

The members of VIEX and the Nominees are participants in this solicitation (each, a “Participant” and collectively, the “Participants”).

Each of Series One and VSO II is a Delaware limited partnership. Each of VIEX GP, VSO GP II and VIEX Capital is a Delaware limited liability company.

The principal business of each of Series One and VSO II is investing in securities. The principal business of VIEX GP is serving as the general partner of Series One. The principal business of VSO GP II is serving as the general partner of VSO II. The principal business of VIEX Capital is serving as the investment manager of each of Series One and VSO II. Mr. Singer serves as the managing member of VIEX GP and VSO GP II and VIEX Capital.

The address of the principal office of each of Series One, VIEX GP, VSO II, VSO GP II, VIEX Capital and Mr. Singer is 323 Sunny Isles Blvd, Suite 700, Sunny Isles Beach, Florida 33160.

As of the date hereof, Series One directly owns 700,350 shares of Common Stock. As of the date hereof, VSO II directly owns 267,658 shares of Common Stock. VIEX GP, as the general partner of Series One, may be deemed the beneficial owner of 700,350 shares of Common Stock owned by Series One. VSO GP II, as the general partner of VSO II, may be deemed the beneficial owner of 267,658 shares of Common Stock owned by VSO II. VIEX Capital, as the investment manager of each of Series One and VSO II, may be deemed the beneficial owner of an aggregate of 968,008 shares of Common Stock owned in the aggregate by Series One and VSO II. Mr. Singer, as the managing member of VIEX Capital, which is the investment manager of each of Series One and VSO II, may be deemed the beneficial owner of an aggregate of 968,008 shares of Common Stock owned in the aggregate by Series One and VSO II.

Each participant in this solicitation disclaims beneficial ownership of the shares of Common Stock he or it does not directly own. For information regarding purchases and sales of securities of the Company during the past two years by the participants in this solicitation, see Schedule I.

17

The shares of Common Stock owned directly by Series One and VSO II were purchased with working capital. Series One and VSO II may effect purchases of securities primarily through margin accounts maintained for them with prime brokers, which may extend margin credit to them as and when required to open or carry positions in the margin accounts, subject to applicable federal margin regulations, stock exchange rules and the prime brokers’ credit policies. In such instances, the positions held in the margin accounts are pledged as collateral security for the repayment of debit balances in the accounts. As of the date hereof, none of the shares of Common Stock reported herein are currently on margin.

Except as set forth in this Proxy Statement (including the Schedules hereto), (i) during the past 10 years, no participant in this solicitation has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no participant in this solicitation directly or indirectly beneficially owns any securities of the Company; (iii) no participant in this solicitation owns any securities of the Company which are owned of record but not beneficially; (iv) no participant in this solicitation has purchased or sold any securities of the Company during the past two years; (v) no part of the purchase price or market value of the securities of the Company owned by any participant in this solicitation is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vi) no participant in this solicitation is, or within the past year was, a party to any contract, arrangements or understandings with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (vii) no associate of any participant in this solicitation owns beneficially, directly or indirectly, any securities of the Company; (viii) no participant in this solicitation owns beneficially, directly or indirectly, any securities of any parent or subsidiary of the Company; (ix) no participant in this solicitation or any of his or its associates was a party to any transaction, or series of similar transactions, since the beginning of the Company’s last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000; (x) no participant in this solicitation or any of his or its associates has any arrangement or understanding with any person with respect to any future employment by the Company or its affiliates, or with respect to any future transactions to which the Company or any of its affiliates will or may be a party; and (xi) no participant in this solicitation has a substantial interest, direct or indirect, by securities holdings or otherwise, in any matter to be acted on at the Annual Meeting.

There are no material proceedings to which any participant in this solicitation or any of his or its associates is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries. With respect to the Nominees, none of the events enumerated in Item 401(f)(1)-(8) of Regulation S-K of the Exchange Act occurred during the past ten years.

OTHER MATTERS AND ADDITIONAL INFORMATION

VIEX is unaware of any other matters to be considered at the Annual Meeting. However, should other matters, which VIEX is not aware of a reasonable time before this solicitation, be brought before the Annual Meeting, the persons named as proxies on the enclosed WHITE proxy card will vote on such matters in their discretion.

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of this Proxy Statement may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of the document to you if you write to our proxy solicitor, Saratoga, at the following address or phone number: 520 8th Avenue, 14th Floor, New York, New York 10018 or call toll free at (888) 368-0379. If you want to receive separate copies of our proxy materials in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holder, or you may contact our proxy solicitor at the above address and phone number.

18

The information concerning the Company and the proposals in the Company’s proxy statement contained in this Proxy Statement has been taken from, or is based upon, publicly available documents on file with the SEC and other publicly available information. Although we have no knowledge that would indicate that statements relating to the Company contained in this Proxy Statement, in reliance upon publicly available information, are inaccurate or incomplete, to date we have not had access to the books and records of the Company, were not involved in the preparation of such information and statements and are not in a position to verify such information and statements. All information relating to any person other than the Participants is given only to the knowledge of VIEX.

This Proxy Statement is dated [ ], 2021. You should not assume that the information contained in this Proxy Statement is accurate as of any date other than such date, and the mailing of this Proxy Statement to stockholders shall not create any implication to the contrary.

Stockholder PROPOSALS

According to the Company’s proxy statement, any stockholder proposal intended to be included in the Company's proxy statement and form of proxy for the 2022 annual meeting of stockholders (pursuant to Rule 14a-8 of the Exchange Act) must be received by the Company no later than __________, and must meet the requirements as to form and substance set forth in the rules and regulations of the SEC, including Rule 14a-8. Such proposals must be delivered or mailed to the Company’s Secretary at the address noted below.

According to the Company’s proxy statement, proposals and director nominations of stockholders intended to be considered at the 2022 annual meeting of stockholders, other than by means of inclusion in the Company’s proxy statement and form of proxy card under Rule 14a-8 and the proxy access bylaws, must be received at the Company’s principal executive offices no earlier than _________ and no later than the close of business on __________ (i.e., not less than 90 days nor more than 120 days prior to the “Specified Date” or the first Wednesday in May). If the 2022 annual meeting of stockholders is held before the Specified Date, and if the Company were to give less than 105 days' notice or prior public disclosure of the date of that meeting, then the stockholder's notice must be delivered to or mailed and received at our principal executive offices not later than the close of business on the tenth day after the earlier of (1) the day on which the Company mailed notice of the date of the meeting and (2) the day on which the Company publicly disclosed the date of the meeting. Such proposals or nominations must be delivered or mailed to the Company’s 50 Enterprise Center, Middletown, Rhode Island 02842, Attention: Secretary.

The information set forth above regarding the procedures for submitting stockholder proposals for consideration at the 2022 annual meeting of stockholders is based on information contained in the Company’s proxy statement. The incorporation of this information in this proxy statement should not be construed as an admission by VIEX that such procedures are legal, valid or binding.

ADDITIONAL INFORMATION

WE HAVE OMITTED FROM THIS PROXY STATEMENT CERTAIN DISCLOSURE REQUIRED BY APPLICABLE LAW THAT IS EXPECTED TO BE INCLUDED IN THE COMPANY’S PROXY STATEMENT RELATING TO THE ANNUAL MEETING based on reliance on Rule 14a-5(c). THIS DISCLOSURE IS EXPECTED TO INCLUDE, AMONG OTHER THINGS, CURRENT BIOGRAPHICAL INFORMATION ON THE COMPANY’S DIRECTORS, INFORMATION CONCERNING EXECUTIVE COMPENSATION, SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE OF THE COMPANY’S DIRECTORS, RELATED PERSON TRANSACTIONS AND GENERAL INFORMATION CONCERNING THE COMPANY’S ADMINISTRATION AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.. SEE SCHEDULE II FOR INFORMATION REGARDING PERSONS WHO BENEFICIALLY OWN MORE THAN 5% OF THE SHARES AND THE OWNERSHIP OF THE SHARES BY THE DIRECTORS AND MANAGEMENT OF THE COMPANY.

19

The information concerning the Company contained in this Proxy Statement and the Schedules attached hereto has been taken from, or is based upon, publicly available information.

VIEX Opportunities Fund, LP – Series One

__________________, 2021

20

SCHEDULE I

TRANSACTIONS IN SECURITIES OF the Company
DURING THE PAST TWO YEARS

Nature of the Transaction	Securities Purchased/(Sold)	Date of Purchase/Sale

VIEX Opportunities Fund, LP – Series One

Purchase of July 19, 2019 Put Option ($10.000 Strike Price) [2]	1,300	05/13/2019
Purchase of July 19, 2019 Put Option ($10.000 Strike Price) [2]	40,000	05/14/2019
Purchase of July 19, 2019 Put Option ($10.000 Strike Price) [2]	50,000	05/16/2019
Purchase of July 19, 2019 Put Option ($10.000 Strike Price) [2]	11,700	05/17/2019
Purchase of Common Stock	100,000	11/05/2020
Purchase of Common Stock	81,600	11/06/2020
Purchase of Common Stock	4,511	11/18/2020
Purchase of Common Stock	29,319	11/18/2020
Purchase of Common Stock	4,511	11/23/2020
Purchase of Common Stock	5,000	12/04/2020
Purchase of Common Stock	2,160	12/14/2020
Purchase of Common Stock	30,700	12/17/2020
Purchase of Common Stock	3,300	12/18/2020
Purchase of Common Stock	8,804	12/18/2020
Purchase of Common Stock	13,235	12/21/2020
Purchase of Common Stock	11,238	12/21/2020
Purchase of Common Stock	4,600	12/22/2020
Purchase of Common Stock	8,022	12/22/2020
Purchase of Common Stock	90,783	12/28/2020
Purchase of Common Stock	10,875	12/31/2020
Purchase of Common Stock	2,788	01/04/2021
Purchase of Common Stock	24,325	01/05/2021
Purchase of Common Stock	400	01/08/2021
Purchase of Common Stock	2,000	01/13/2021
Purchase of Common Stock	31,500	01/14/2021
Purchase of Common Stock	10,000	01/26/2021
Purchase of Common Stock	6,749	01/28/2021
Purchase of Common Stock	4,830	01/29/2021
Sale of Common Stock	(51,860)	02/01/2021
Sale of Common Stock	(63,877)	02/02/2021
Sale of Common Stock	(29,548)	02/03/2021
Sale of Common Stock	(33,089)	02/04/2021
Sale of Common Stock	(14,959)	02/08/2021
Purchase of Common Stock	17,183	02/25/2021
Purchase of Common Stock	30,506	02/26/2021
Purchase of Common Stock	65,727	03/04/2021
Purchase of Common Stock	6,652	03/16/2021
Purchase of Common Stock	5,731	03/17/2021
Purchase of Common Stock	10,000	03/19/2021
Purchase of Common Stock	43,580	03/22/2021
Purchase of Common Stock	25,342	03/23/2021
Purchase of Common Stock	15,000	03/24/2021
Purchase of Common Stock	13,911	03/25/2021
Purchase of Common Stock	2,918	03/26/2021
Purchase of Common Stock	8,580	03/26/2021
Purchase of Common Stock	5,471	03/29/2021
Purchase of Common Stock	21,300	03/29/2021
Purchase of Common Stock	15,267	03/30/2021
Purchase of Common Stock	4,458	03/31/2021
Purchase of Common Stock	13,403	03/31/2021
Purchase of Common Stock	6,045	04/01/2021
Purchase of Common Stock	35,701	04/05/2021
Purchase of Common Stock	22,488	04/06/2021
Purchase of Common Stock	7,232	04/07/2021
Purchase of Common Stock	20,000	04/07/2021
Purchase of Common Stock	5,938	04/08/2021

VIEX Special Opportunities Fund II, LP

Purchase of Common Stock	42,123	09/28/2020
Purchase of Common Stock	16,322	09/29/2020
Purchase of Common Stock	27,000	09/30/2020
Purchase of Common Stock	23,212	10/02/2020
Purchase of Common Stock	10,000	10/05/2020
Purchase of Common Stock	2,228	10/29/2020
Purchase of Common Stock	100,114	11/03/2020
Purchase of Common Stock	5,489	11/18/2020
Purchase of Common Stock	35,681	11/18/2020
Purchase of Common Stock	5,489	11/23/2020

__________________________

1 Represents a short sale

2 Represents a purchase to cover a short position

I-1

SCHEDULE II

The following table is reprinted from the Company’s proxy statement filed with the Securities and Exchange Commission on ___________, 2021.

II-1

IMPORTANT

Tell the Board what you think! Your vote is important. No matter how many shares of Common Stock you own, please give Series One your proxy “FOR” the election of the Nominee and in accordance with VIEX’s recommendations on the other proposals on the agenda for the Annual Meeting by taking these three steps:

●	SIGNING the enclosed WHITE proxy card;
●	DATING the enclosed WHITE proxy card; and
●	MAILING the enclosed WHITE proxy card TODAY in the envelope provided (no postage is required if mailed in the United States).

If any of your shares of Common Stock are held in the name of a brokerage firm, bank, bank nominee or other institution, only it can vote such shares of Common Stock and only upon receipt of your specific instructions. Depending upon your broker or custodian, you may be able to vote either by toll-free telephone or by the Internet. Please refer to the enclosed voting form for instructions on how to vote electronically. You may also vote by signing, dating and returning the enclosed WHITE voting form.

If you have any questions or require any additional information concerning this Proxy Statement, please contact Saratoga at the address set forth below.

If you have any questions, require assistance in voting your WHITE proxy card,

or need additional copies of VIEX’s proxy materials,

please contact:

Stockholders call toll-free at (888) 368-0379

Email: info@saratogaproxy.com

WHITE PROXY CARD

PRELIMINARY COPY SUBJECT TO COMPLETION
DATED APRIL 9, 2021

KVH INDUSTRIES, Inc.

2021 ANNUAL MEETING OF StockholderS

THIS PROXY IS SOLICITED ON BEHALF OF VIEX OPPORTUNITIES FUND, LP – SERIES ONE, and the other participants in its solicitation

THE BOARD OF DIRECTORS OF KVH INDUSTRIES, Inc.
IS NOT SOLICITING THIS PROXY

P     R     O     X     Y

The undersigned appoints each of Eric Singer and John Ferguson as attorney and agent with full power of substitution to vote all shares of common stock, par value $0.01 (the “Common Stock”), of KVH Industries, Inc. (the “Company”), which the undersigned would be entitled to vote if personally present at the 2021 Annual Meeting of Stockholders of the Company scheduled to be held on __________, 2021 at _:___ _.m., Eastern Standard Time, at ______________ (including any adjournments or postponements thereof and any meeting called in lieu thereof, the “Annual Meeting”).

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the shares of Common Stock of the Company held by the undersigned, and hereby ratifies and confirms all action the herein named attorneys and proxies, their substitutes, or any of them may lawfully take by virtue hereof. If properly executed, this Proxy will be voted as directed on the reverse and in the discretion of the herein named attorneys and proxies or their substitutes with respect to any other matters as may properly come before the Annual Meeting that are unknown to VIEX Opportunities Fund, LP – Series One (“Series One”), a reasonable time before this solicitation.

IF NO DIRECTION IS INDICATED WITH RESPECT TO THE PROPOSALS ON THE REVERSE, THIS PROXY WILL BE VOTED “FOR” PROPOSAL 1, “ABSTAIN” FROM PROPOSAL 2 AND “FOR” PROPOSAL 3.

This Proxy will be valid until the completion of the Annual Meeting. This Proxy will only be valid in connection with Series One’s solicitation of proxies for the Annual Meeting.

IMPORTANT: PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY!

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

WHITE PROXY CARD

[X] Please mark vote as in this example

SERIES ONE STRONGLY RECOMMENDS THAT STOCKHOLDERS VOTE IN FAVOR OF THE NOMINEES LISTED BELOW IN PROPOSAL 1. SERIES ONE MAKES NO RECOMMENDATION WITH RESPECT TO PROPOSALS 2 AND 3.

1.	To elect Series One’s nominees, John Mutch and Eric Singer to serve as directors of the Company:

FOR ALL NOMINEES	WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES	FOR ALL NOMINEE(S) EXCEPT WRITTEN BELOW
☐	☐	☐ __________________
Nominees:	John Mutch Eric Singer

Series One does not expect that any of the nominees will be unable to stand for election, but, in the event the nominees are unable to serve or for good cause will not serve, the shares of Common Stock represented by this proxy card will be voted for substitute nominee(s), to the extent this is not prohibited under the Bylaws and applicable law. In addition, Series One has reserved the right to nominate substitute person(s) if the Company makes or announces any changes to the Bylaws or takes or announces any other action that has, or if consummated would have, the effect of disqualifying the Nominee, to the extent this is not prohibited under the Bylaws and applicable law. In any such case, we would identify and properly nominate such substitute nominee(s) in accordance with the Bylaws and shares of Common Stock represented by this proxy card will be voted for such substitute nominee(s).

SERIES ONE INTENDS TO USE THIS PROXY TO VOTE “FOR ALL NOMINEES”, WHICH INCLUDES MESSRS. MUTCH AND SINGER.

THERE IS NO ASSURANCE THAT ANY OF THE CANDIDATES WHO HAVE BEEN NOMINATED BY THE COMPANY WILL SERVE AS DIRECTORS IF OUR NOMINEES ARE ELECTED.

NOTE: If you do not wish for your shares to be voted “FOR” a particular nominee, mark the “FOR ALL EXCEPT NOMINEE(S) WRITTEN BELOW” box and write the name(s) of the nominee(s) you do not support on the line(s) above. Your shares will be voted for the remaining nominee(s).

2.	To approve, on an advisory basis, the Company’s named executive officer compensation.
☐ FOR	☐ AGAINST	☐ ABSTAIN

3.	To ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for 2021.
☐ FOR	☐ AGAINST	☐ ABSTAIN

DATED: ____________________________

____________________________________
(Signature)

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(Signature, if held jointly)

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(Title)

WHEN SHARES ARE HELD JOINTLY, JOINT OWNERS SHOULD EACH SIGN. EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC., SHOULD INDICATE THE CAPACITY IN WHICH SIGNING. PLEASE SIGN EXACTLY AS NAME APPEARS ON THIS PROXY.